American Century California Tax-Free and Municipal Funds
PROSPECTUS SUPPLEMENT

CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Supplement dated November 24, 2003 * Prospectus dated December 20, 2002
                                     (Investor Class, A Class, B Class and C Class)

The following replaces the Average Annual Total Returns table on page 4 of the
Investor Class and page 4 of the A/B/C Class prospectuses:

     INVESTOR CLASS

     For the calendar year ended December 31, 2001        1 year   5 years   10 years    Life of Fund(1)
     ---------------------------------------------------------------------------------------------------
     California High-Yield Municipal
     Return Before Taxes                                  5.02%    6.18%     7.05%       6.41%
     Return After Taxes on Distributions                  5.02%    6.04%     6.94%       N/A
     Return After Taxes on Distributions
      and Sale of Fund Shares                             5.23%    6.02%     6.85%       N/A
     Lehman Brothers Long-Term Municipal Bond Index       4.79%    6.27%     7.21%       7.84%
      (reflects no deduction for fees, expenses and taxes)
     ---------------------------------------------------------------------------------------------------

     (1)  The inception date for the fund is December 30, 1986.

The following replaces the Shareholder fees chart on page 5 of the A/B/C Class prospectus.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   A Class    B Class      C Class
     -----------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases              4.50%      None         None
      (as a percentage of offering price)
     -----------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load)                          None(1)    5.00%(2)     1.00%(3)
      (as a percentage of the original offering price
      for B Class shares or the lower of the original offering
      price or redemption proceeds for A and C Class shares)
     -----------------------------------------------------------------------------------------------

     (1) Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

     (2) This charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 15, and is eliminated after six years.

     (3) This charge is 1.00% in the first year after purchase and is eliminated thereafter.

The following replaces the section C Class on page 15 of the A/B/C Class prospectus.

    C Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less.

    The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

At a Special Meeting held on November 21, 2003, C Class shareholders of the
California High-Yield Municipal Fund approved a proposal to increase the 12b-1 fee for the C Class to 1.00% effective January 2, 2004.

The following replaces the Annual Fund Operating Expenses chart on page 5 of the
A/B/C Class prospectus. The C Class information has been restated to reflect the change in the Distribution and Service (12b-1) Fee.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       Management   Distribution and           Other         Total Annual Fund
                                       Fee (1)      Service (12b-1) Fees(2)    Expenses(3)   Operating Expenses
     ----------------------------------------------------------------------------------------------------------
     California High-Yield Municipal
        A Class                        0.54%        0.25%                      0.00%         0.79%
     ----------------------------------------------------------------------------------------------------------
        B Class                        0.54%        1.00%                      0.00%         1.54%
     ----------------------------------------------------------------------------------------------------------
        C Class                        0.54%        1.00%(4)                   0.00%         1.54%
     ----------------------------------------------------------------------------------------------------------

    (1) Based on assets of all classes of the fund during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as fund assets increase as fund assets decrease.

    (2) The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate such financial intermediaries for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services. For more information, see Service and
        Distribution Fees, page 22

    (3) Other expenses, which include the fees and expenses of the fund's independent trustees and their legal counsel, as well as interest, are expected to be less than 0.005% for the current fiscal year.

    (4) The 12b-1 fee will increase to 1.00% effective January 2, 2004.

The following replaces the C Class information for the fund in the Example chart on page 6 of the A/B/C Class prospectus.

                                         1 year   3 years   5 years   10 years
     --------------------------------------------------------------------------
     California High-Yield Municipal
        C Class                          $156     $484      $835      $1,821
     --------------------------------------------------------------------------

The following replaces the third sentence in the section Service and
Distribution Fees on page 22 of the A/B/C Class prospectus.

    The plans provide for the fund to pay annual fees of 0.25% for A Class,
    1.00% for B Class and 1.00% for C Class to the distributor.

SH-SPL-36505   0311